SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 22, 2003

Cytyc Corporation

(Exact name of registrant as specified in its charter)

Delaware	0-27558	02-0407755
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

85 Swanson Road, Boxborough, MA	01719
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (978) 263-8000

N/A

(Former name or former address, if changed since last report)

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(c)         Exhibits

The following exhibit is furnished pursuant to Item 12:

Exhibit 99.1:    Earnings Release of Cytyc Corporation dated October 22, 2003

Item 12.    Results of Operations and Financial Conditions

On October 22, 2003, Cytyc Corporation issued a press release announcing the Company’s earnings for the quarter ended September 30, 2003. A copy of the release is furnished with this report as an exhibit to this Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYTYC CORPORATION
By:	/s/ Patrick J. Sullivan
Patrick J. Sullivan Chairman, Chief Executive Officer, and President

Date: October 22, 2003

EXHIBIT INDEX

Exhibit No.	Description
99.1	Earnings Release of Cytyc Corporation dated October 22, 2003.